P R O S P E C T U S
                               September 29, 2000

                                   LKCM FUNDS

                         301 COMMERCE STREET, SUITE 1600
                             FORT WORTH, TEXAS 76102
                                 1-800-688-LKCM

THE  LKCM  SMALL  CAP  EQUITY  FUND  -  seeks  to  maximize   long-term  capital
appreciation

THE LKCM EQUITY FUND - seeks to maximize long-term capital appreciation


THE LKCM BALANCED FUND - seeks current income and long-term capital appreciation


THE LKCM FIXED INCOME FUND - seeks current income


THE LKCM  INTERNATIONAL  FUND - seeks a total return in excess of the total return of the Morgan Stanley Capital
                                International Europe, Australasia and Far East Index











      This Prospectus contains information you should consider before you invest in the funds. Please read it carefully and keep it for future reference.

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OFFERED BY THIS PROSPECTUS, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY............................................................3


FEES AND EXPENSES OF THE FUNDS................................................11


INVESTMENT OBJECTIVES.........................................................13


HOW THE FUNDS INVEST..........................................................13


FUND MANAGEMENT...............................................................16


PURCHASE OF SHARES............................................................18


REDEMPTION OF SHARES..........................................................20


VALUATION OF SHARES...........................................................21


DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES......................................22


MASTER-FEEDER STRUCTURE.......................................................23


FINANCIAL HIGHLIGHTS..........................................................24





      In deciding whether to invest in a fund, you should rely on information in this Prospectus or the Statement of Additional Information (the "SAI"). The funds have not authorized others to provide additional information. The funds do not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

                               RISK/RETURN SUMMARY

GOALS AND PRINCIPAL STRATEGIES OF THE FUNDS

      Each fund has its own goal. This goal is sometimes referred to as a fund's investment objective. The funds are managed by Luther King Capital Management Corporation (the "Adviser").

      THE SMALL CAP EQUITY FUND'S goal is to maximize long-term capital appreciation. The fund attempts to achieve this goal by primarily choosing investments that the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The fund invests primarily in equity securities of smaller companies (those with market values at the time of investment of less than $1.5 billion). These equity securities include common stocks, preferred stocks, securities convertible into common stock, rights and warrants. The Adviser's primary strategy in managing the fund is to identify high quality companies based on various financial and fundamental criteria such as consistently high profitability, strong balance sheets and prominent market share positions.

      THE EQUITY FUND'S goal is to maximize long-term capital appreciation. The fund attempts to achieve this goal by primarily choosing investments that the Adviser believes are likely to have above-average growth in revenue and/or earnings, above average returns on shareholders' equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The fund invests primarily in equity securities. These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Adviser's primary strategy in managing the fund is to identify high quality companies based on various financial and fundamental criteria such as consistently high profitability, strong balance sheets and prominent market share positions.

      THE BALANCED FUND'S goal is current income and long-term capital appreciation. The fund attempts to achieve this goal by investing primarily in a diversified portfolio of equity and fixed-income securities, including common stocks, income producing securities convertible into common stocks, fixed-income securities and cash equivalent securities. The fund's investments in fixed income securities will consist of investment grade corporate and government issues with intermediate maturities from one to ten years. The Adviser's primary strategy in managing the fund is to identify high quality companies based on various financial and fundamental criteria such as consistently high profitability, strong balance sheets and prominent market share positions.

      THE FIXED INCOME FUND'S goal is current income. The fund attempts to achieve this goal by investing primarily in a diversified portfolio of investment grade corporate and government debt securities with intermediate maturities from one to ten years, and cash equivalent securities. The Adviser's primary strategy in managing the fund is to select debt securities based on factors such as price, yield and credit quality.

      THE INTERNATIONAL FUND'S goal is total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index. The fund currently intends to attempt to achieve its goal by operating under a master-feeder structure. This means that the fund currently intends to seek its investment objective by investing all of its investable assets in the TT EAFE Portfolio ("Portfolio"), a series of the TT International U.S.A. Master Trust (the "Master Trust"). The Portfolio has an identical investment objective to the Fund. The Portfolio is managed by TT International Investment Management ("TT International"). Throughout this Prospectus, statements regarding investments by the International Fund refer to investments made by the Portfolio. For easier reading, the term "International Fund" is used throughout the Prospectus to refer to either the International Fund or the Portfolio, unless stated otherwise.

      The INTERNATIONAL FUND attempts to achieve its goal by investing primarily in equity and equity-related securities in non-U.S. markets that TT International believes represent value in the form of assets and earnings. These equity and equity-related securities include securities listed on recognized exchanges, convertible bonds, warrants, equity and stock index futures contracts and options, including options on equity securities. The fund is not required to seek to invest in the same companies that are included in the EAFE Index or any other index.

      The Portfolio in which the INTERNATIONAL FUND invests is advised by TT International. TT International invests primarily in equity securities listed on recognized exchanges and uses a top-down and a bottom-up approach in selecting those securities. TT International analyzes various countries and chooses to invest in countries that in its view indicate growth potential of their economies and securities markets, as well as positive currency and taxation policies. Further, TT International selects those companies within a country that in its view display fundamental investment value.

      The funds cannot guarantee that they will achieve their goals. For more information, see "How the Funds Invest."

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

      The principal risks of investing in Small Cap Equity, Equity, Balanced and International Funds are discussed below. You should be aware that you may lose money by investing in the funds.

    o Stock Market Risk:         Funds  that  invest  in equity  securities  are
                                 subject to stock market risks and significant fluctuations in value. If the stock market declines in value, a fund is likely to decline in value. Decreases in the value of stocks are generally greater than for bonds or other debt investments.

    o Stock Selection Risk:      Value  stocks   selected  by  the  Adviser  may
                                 decline in value or not increase in value when the stock market in general is rising.

      In addition, the SMALL CAP EQUITY FUND is subject to additional principal risks:

    o Small-Cap Risk:            Small capitalization companies may not have the
                                 size,   resources  or  other  assets  of  large
                                 capitalization    companies.     These    small
                                 capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.

      The INTERNATIONAL FUND is also subject to additional principal risks:

    o Foreign Investment Risk:   The INTERNATIONAL FUND'S investments in foreign
                                 securities  involve  risks  relating to adverse
                                 political,  social  and  economic  developments
                                 abroad,  as well as  risks  resulting  from the
                                 differences  between the  regulations  to which
                                 U.S.  and  foreign  companies  and  markets are
                                 subject.  Foreign  companies may not be subject
                                 to   accounting   standards   or   governmental
                                 supervision comparable to U.S. companies, and there may be less public information about their operations.

                                 Foreign markets may offer less protection to investors. Enforcing legal rights may be
                                 difficult,   costly  and  slow.  There  may  be
                                 special problems enforcing claims against foreign governments.

                                 Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the Fund from realizing value in U.S. dollars from its investment in foreign securities. The Fund could also be adversely affected by the conversion of European currencies to the Euro.

                                 Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

    o Risk of Derivatives:       The  INTERNATIONAL  FUND'S  use of  derivatives
                                 (such as futures contracts, options and forward
                                 foreign   currency   exchange   contracts)  may
                                 represent a  significant  portion of the fund's
                                 investments  and may be  risky.  This  practice
                                 could  result in losses  that are not offset by
                                 gains on other portfolio  assets.  Losses would
                                 cause the fund's share price to go down.  There
                                 also is the risk that the counterparty may fail
                                 to honor its contract terms. The fund's ability
                                 to use derivatives  successfully depends on the
                                 portfolio   managers'   ability  to  accurately
                                 predict movements in stock prices, interest rates and currency exchange rates. If the portfolio managers' predictions are wrong, the fund could suffer greater losses than if the fund had not used derivatives.

    o Risk of Investing in       Convertible   securities,    which   are   debt
      Convertible Securities:    securities  or  preferred  stock  that  may  be
                                 converted into common stock, are subject to the
                                 market   risk  of   stocks,   and,   like  debt
                                 securities, also are subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.

    o Portfolio Turnover Risk:   TT  International  may engage in active trading
                                 of its portfolio securities to achieve the fund's investment goals. This practice could result in the fund experiencing a high turnover rate (100% or more). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the fund's performance.

      The principal risks of investing in the FIXED INCOME FUND and additional principal risks of the BALANCED FUND and INTERNATIONAL FUND are:

    o Interest Rate Risk:        The market  values of fixed  income  securities
                                 are  inversely  related  to actual  changes  in
                                 interest  rates.  When interest rates rise, the
                                 market   value  of  the   funds'   fixed-income
                                 securities will decrease.  If this occurs,  the
                                 funds'  net  asset  values  also may  decrease.
                                 Moreover,  the longer the remaining maturity of
                                 a security,  the greater the effect of interest
                                 rate   changes  on  the  market  value  of  the
                                 security.

     o Credit Risk:              If issuers of fixed income  securities in which
                                 a   fund   invests   experience   unanticipated
                                 financial  problems,  the  issue is  likely  to
                                 decline in value.  In  addition,  the funds are
                                 subject  to the risk that the issuer of a fixed
                                 income   security  will  fail  to  make  timely
                                 payments  of  interest  or   principal..

PAST PERFORMANCE

      The performance information that follows gives some indication of how each fund's performance can vary. The bar charts indicate the risks of investing in the funds by showing the performance of each fund from year to year (on a calendar year basis). The tables show each fund's average annual returns compared to a broad-based securities market index. Please remember that a fund's past performance does not reflect how the fund may perform in the future.


                             Small Cap Equity Fund
                       Calendar Year Returns as of 12/31

                            1995        31.81%
                            1996        25.67%
                            1997        23.07%
                            1998        -6.26%
                            1999        16.83%


                        BEST AND WORST QUARTERLY RETURNS
                            15.87%      (3rd quarter, 1997)
                           -18.98%      (3rd quarter, 1998)


                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 1999
                                                               SINCE
                                   1 YEAR      5 YEARS      INCEPTION(1)
                                   ------      -------      ---------
            Small Cap Equity Fund  16.83%       17.43%         16.85%
            Russell 2000 Index(2)  21.26%       16.69%         15.71%
            S&P 500 Index(3)       21.04%       28.56%         26.42%


      (1) The fund commenced operations on July 14, 1994.
      (2) The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization.
      (3) The S&P 500 Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

                                  Equity Fund
                       Calendar Year Returns as of 12/31

                            1996            17.00%
                            1997            23.57%
                            1998            13.11%
                            1999            23.07%


                        BEST AND WORST QUARTERLY RETURNS
                            17.83%          (4th quarter, 1999)
                           -11.93%          (3rd quarter, 1998)


                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 1999

                                     1 YEAR SINCE  Inception(1)
                                     ------------  ---------
                  Equity Fund            23.07%      19.11%
                  The S&P 500 Index(2)   21.04%      26.40%


      (1) The fund commenced operations on January 3, 1996.
      (2) The S&P 500 Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

                                 Balanced Fund
                       Calendar Year Returns as of 12/31

                            1996            17.00%
                            1999            13.53%


                        BEST AND WORST QUARTERLY RETURNS
                            11.07%          (4th quarter, 1998)
                            -5.39%          (3rd quarter, 1999)


                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 1999

                                                              SINCE
                                               1 YEAR      INCEPTION(1)
                                               ------      ---------
                       Balanced Fund           13.53%         13.18%
                       Lehman Bond Index(2)     0.39%          4.33%
                       S&P 500 Index (3)       21.04%         24.75%


      (1) The fund commenced operations on December 30, 1997.
      (2) The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $100 million; and rated investment grade or higher by Moody's, Standard & Poor's or Fitch, in that order.
      (3) The S&P 500 Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

                               Fixed Income Fund
                       Calendar Year Returns as of 12/31

                            1998            7.27%
                            1999            -0.34%


                        BEST AND WORST QUARTERLY RETURNS
                            4.23%           (3rd quarter, 1998)
                            -0.87%          (2nd quarter, 1999)


                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 1999

                                                            SINCE
                                               1 YEAR    INCEPTION(1)
                                               ------    ---------
                          Fixed Income Fund    -0.34%       3.40%
                          Lehman Bond Index(2)  0.39%       4.33%
                          Index(2)

      (1) The fund commenced operations on December 30, 1997.
      (2) The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $100 million; and rated investment grade or higher by Moody's, Standard & Poor's or Fitch, in that order.

                               International Fund
                        Calendar Year Return as of 12/31


                            1998            10.10%
                            1999            42.71%


                        BEST AND WORST QUARTERLY RETURNS
                           36.27%           (4th quarter, 1999)
                          -12.82%           (3rd quarter, 1998)


                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 1999

                                                                       SINCE
                                                          1 YEAR    INCEPTION(1)
                                                          ------    ------------
            International Fund                            42.71%     25.35%
            Morgan Stanley Capital International          26.96%     23.43%
              Europe, Australasia and Far East Index(2)

      (1) The fund commenced operations on December 30, 1997.
      (2) The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI/EAFE") is an unmanaged index composed of securities from 20 European and Pacific Basin countries. The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization.

                         FEES AND EXPENSES OF THE FUNDS

      The following table illustrates the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES (fees paid directly from your investment)

      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(1)
                     Small Cap    Equity   Balanced   Fixed Income International
                    Equity Fund    Fund      Fund         Fund        Fund(2)
                    -----------    ----      ----         ----        ----
Management Fees(3)     0.75%      0.70%      0.65%       0.50%        1.00%
Distribution and
Service
  (12b-1) Fees(4)      None        None      None         None        None
Other Expenses(3)      0.15%      0.23%      1.30%       0.39%        0.52%
                       -----      -----      -----       -----        -----
Total Annual Fund
  Operating
  Expenses(3)          0.90%      0.93%      1.95%       0.89%        1.52%
                       =====      =====      =====       =====        =====


(1) Fund operating expenses are deducted from fund assets before computing the daily share price or making distributions. As a result, they will not appear on your account statement, but instead reduce the amount of total return you receive.

(2) The expense table and the example below reflect the expenses of both the International Fund and the Portfolio.

(3) The Adviser has agreed to waive all or a portion of its management fee and/or reimburse the Small Cap Equity, Equity, Balanced and Fixed Income Funds' other expenses to limit the total annual operating expenses. With respect to the International Fund, the Adviser has voluntarily agreed to waive all or a portion of its advisory fees and/or reimburse the International Fund's other expenses to limit the total annual operating expenses. In addition, TT International has contractually agreed that subject to certain conditions for so long as the International Fund invests all of its investable assets in the Portfolio, TT International will reimburse the International Fund's other expenses to limit the total annual operating expenses. The Adviser may choose to terminate these waivers or revise the limits on total annual operating expenses at any time. If the waivers or reimbursements were included in the calculation above, "Management Fees", "Other Expenses" and "Total Net Annual Operating Expenses" would be as follows:


                                           SmallCap   Equity  Balance  Fixed Income International
                                          Equity Fund  Fund    Fund      Fund            Fund
                                          -----------  ----    ----      ----            ----
               Management Fees               0.75%     0.57%   0.00%     0.26%           0.68%
               Other Expenses                0.15%     0.23%   0.80%     0.39%           0.52%
                                             -----     -----   -----     -----           -----
               Total Net Annual Fund
                  Operating Expenses         0.90%     0.80%   0.80%     0.65%           1.20%
                                             =====     =====   =====     =====           =====


(4) The funds have adopted a Rule 12b-1 Plan under which each fund may pay up to 0.75% of its average daily net assets for distribution and other services. The funds have not implemented the plan and, thus, are neither accruing nor paying any fees under the plan.

EXAMPLE

      The following Example is intended to help you compare the costs of investing in a fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions have been reinvested, and that a fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

                                  ONE YEAR   THREE YEARS  FIVE YEARS   TEN YEARS
                                  --------   -----------  ----------   ---------
         Small Cap Equity Fund       $92        $288         $500       $1,110
         Equity Fund                 $95        $297         $515       $1,144
         Balanced Fund              $198        $612        $1,052      $2,274
         Fixed Income Fund           $91        $284         $493       $1,096
         International Fund         $155        $481         $829       $1,812

                              INVESTMENT OBJECTIVES

The investment objective of the SMALL CAP EQUITY FUND is to maximize long-term capital appreciation.

The investment objective of the EQUITY FUND is to maximize long-term capital appreciation.

The investment objective of the BALANCED FUND is current income and long-term capital appreciation.

The investment objective of the FIXED INCOME FUND is current income.

The investment objective of the INTERNATIONAL FUND is total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI/EAFE).

                              HOW THE FUNDS INVEST

SMALL CAP EQUITY, EQUITY, BALANCED AND FIXED INCOME FUNDS

      For the SMALL CAP EQUITY, EQUITY, AND BALANCED FUNDS, the Adviser follows a long-term investment philosophy grounded in the fundamental analysis of individual companies. The Adviser's primary approach to equity-related investing has two distinct but complementary components. First, the Adviser seeks to identify high quality companies based on various financial and fundamental criteria. Companies meeting these criteria will exhibit most of the following characteristics:

      o    Consistently high profitability levels;

      o    Strong balance sheet quality;

      o    Prominent market share positions;

      o    Ability to generate excess cash flow after capital expenditures;

      o    Management with a significant ownership stake in the company; and

      o    Under-valuation based upon various quantitative criteria.

      The Adviser also invests in companies whose assets the Adviser has determined are undervalued in the marketplace. These include companies with tangible assets as well as companies that own valuable intangible assets. As with the primary approach described above, both qualitative as well as quantitative factors are important criteria in the investment analysis.

      For the BALANCED and FIXED INCOME FUNDS, the Adviser's fixed-income approach concentrates on investment grade corporate and government issues with intermediate effective maturities. The Adviser's fixed-income philosophy combines noncallable bonds with callable bonds in an attempt to enhance returns while controlling the level of risk. The security selection process for noncallable corporate bonds is heavily credit driven and focuses on the issuer's earning trends, its competitive positioning and the dynamics of its industry. A second component of the Adviser's fixed-income philosophy is the identification of undervalued securities with a combination of high coupons and various early redemption features. These defensive issues can offer high levels of current income with limited price volatility due to the possibility that they will be retired by the issuer much sooner than the final maturity. Callable bonds are used as alternatives to traditional short-term noncallable issues. Maturity decisions are primarily a function of the Adviser's macroeconomic analysis and are implemented utilizing intermediate maturity, noncallable securities. Finally, the credit analysis performed by the Adviser on individual companies, as well as industries, is enhanced by the Adviser's experience in the equity market. The analytical effort concentrates on market dominant, consistently profitable, well financed debt issuers.

      THE LKCM SMALL CAP EQUITY FUND. THE SMALL CAP EQUITY FUND seeks to achieve its investment objective by investing primarily in equity securities of smaller companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. Smaller companies are those with market values at the time of investment of less than $1.5 billion. Under normal market conditions, 65% or more of the fund's total assets will consist of equity securities of smaller companies. These equity securities include common stocks, preferred stocks, securities convertible into common stock, rights and warrants.

      THE LKCM EQUITY FUND. THE EQUITY FUND seeks to achieve its investment objective by investing primarily in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings with above average returns on shareholders' equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The fund invests a portion of its assets in companies whose public market value is less than the Adviser's assessment of the companies' value. These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

      THE LKCM BALANCED FUND. THE BALANCED FUND seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity and fixed-income securities, including common stocks, income producing securities convertible into common stocks, fixed-income securities and cash equivalent securities.  The  fund  primarily  invests  in  equity  and debt  securities  of companies with established operating histories and strong fundamental characteristics. By utilizing both equity and fixed-income securities, the fund will normally achieve an income yield in excess of the dividend income yield of the Standard & Poor's 500 Composite Stock Price Index(TM) ("S&P 500"). Under normal circumstances, 25% or more of the fund's total assets will consist of fixed-income securities. Corporate debt securities in which the fund invests will have a rating within the four highest grades as determined by Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's ("S&P's").

      The fund does not presently intend to invest more than 20% of its total assets in equity securities that do not pay a dividend. A majority of the equity securities in which the fund invests will typically be listed on a national securities exchange or traded on the Nasdaq National Market ("Nasdaq") or in the U.S. over-the-counter markets. The fund may also invest in U.S. and foreign government securities, corporate bonds and debentures, high-grade commercial paper, preferred stocks, certificates of deposit or other securities of U.S. issuers when the Adviser perceives attractive opportunities from such securities, or so that the fund may receive a competitive return on its uninvested cash. The fund may invest in debt securities of U.S. and foreign issuers.

      THE LKCM FIXED INCOME FUND. THE FIXED INCOME FUND seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade, intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities. Under normal market conditions, 65% or more of the fund's total assets will consist of such fixed-income securities. Investment grade debt securities are considered to be those rated Baa or better by Moody's or BBB or better by S&P.

      The fund seeks to maintain a dollar-weighted average expected maturity between three and 10 years under normal market and economic conditions. The expected maturity of securities with sinking fund or other early redemption features shall be estimated by the Adviser, based upon prevailing interest rate trends and the issuer's financial position. The average expected maturity may be less than three years if the Adviser believes a temporary, defensive posture is appropriate.

      The fund may invest in all types of domestic or U.S. dollar denominated foreign fixed-income securities in any proportion, including bonds, notes, convertible bonds, mortgage-backed and asset-backed securities, government and government agency securities, zero coupon bonds and short-term obligations such as commercial paper and notes, bank deposits and other financial obligations, and repurchase agreements. In determining whether or not to invest in a particular debt security, the Adviser considers factors such as the price, coupon, yield to maturity, the credit quality of the issuer, the issuer's cash flow and related coverage ratios, the property, if any, securing the obligation and the terms of the debt instrument, including subordination, default, sinking fund and early redemption provisions. The fund intends to purchase securities that are rated investment grade at the time of its purchase. If an issue of securities is downgraded, the Adviser will consider whether to continue to hold the obligation.

      INTERNATIONAL FUND

      The INTERNATIONAL FUND currently intends to attempt to achieve its goal by operating under a master-feeder structure. This means that the fund currently intends to seek its investment objective by investing all of its investable assets in the Portfolio, which has an identical investment objective to the fund. The Portfolio is advised by TT International.

      TT International uses both a "top-down" and a "bottom-up" investment strategy in managing the fund's investment portfolio. TT International uses a geopolitical analysis to eliminate countries where TT International believes it is unsafe to invest and to highlight countries where change is likely to occur. In conducting the geopolitical analysis, TT International may consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation policies and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the fund may restrict the number of securities markets in which it invests, although under normal market circumstances the fund's investments will involve securities principally traded in at least three different countries. Otherwise, there are no prescribed limits on geographical asset distribution.

      TT International currently intends to focus the fund's investments in securities of companies located in Denmark, France, Germany, Hong Kong, Italy, Japan, the Netherlands, Sweden, Switzerland and the United Kingdom. This is a non-exclusive list of countries in which the fund can invest. The fund also may invest in companies located in Argentina, Australia, Austria, Belgium, Brazil, Canada, China, the Czech Republic, Finland, Greece, Hungary, India, Ireland, Israel, Korea, Malaysia, Mexico, New Zealand, Norway, Poland, Portugal, Singapore, South Africa, Spain, Taiwan, and Thailand, and Turkey.

      Once TT International has completed the geopolitical analysis, it allocates fund assets among various sectors and industries. This primarily is part of the its top-down strategy, but also may be part of its bottom-up strategy, especially when analyzing a narrow sector or industry.

      Within sectors and industries TT International applies its bottom-up strategy to identify attractive companies for investment. This strategy involves considering a wide range of factors, including:

  o   perceived value in a company's assets or earnings, and

  o   the potential for realizing a company's value.

      In addition, as part of its bottom up strategy, TT International seeks to verify its assessment of a company's value through research, economic modeling, discussions with management, and other sources.

      TT International may decide to sell fund investments under a wide range of circumstances relating to the performance and potential of those investments and to general, economic, sector or market conditions. These circumstances may include:

  o   changes in its top-down geopolitical analysis,

  o   changes in its view of a sector or industry,

  o   changes in market conditions or perceptions,

  o changes in a company's value in assets or earnings or the prospect for realizing a company's value, and

  o   opportunities to realize a profit or mitigate a loss.

      TT International then uses a systematic three-stage process to select securities in which the fund will invest. First, TT International seeks companies that display value in the form of assets or earnings. Second, TT International seeks to verify a security's valuation through the use of various models and information obtained from industry or academic experts. Finally, TT International assesses the potential for realizing the value it has identified.

      PRINCIPAL INVESTMENT POLICIES AND STRATEGIES. The International Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities issued by corporations located outside the United States and that possess fundamental investment value. Under normal circumstances, 65% or more of the fund's investments will consist of these securities.

      The fund invests primarily in equity securities that are listed on recognized exchanges. In pursuing its investment objective, the fund may also invest in U.S. markets through American Depositary Receipts ("ADRs") and similar instruments. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars.

      The fund will not participate in initial public offerings or other "hot issues" unless the market capitalization of the issuer exceeds a minimum threshold determined by TT International from time to time and TT International otherwise determines participation to be appropriate.

      TT International may use foreign currency contracts to hedge the fund's currency exposure at its discretion. Hedging is used to protect against price movements in a security that the fund owns or intends to acquire that are attributable to changes in the value of the currency in which the security is denominated. In determining whether to engage in foreign currency contracts, TT International carefully considers fundamental macro-economic factors, as well as the geopolitical factors and capital flows. In addition, TT International may purchase and sell stock index futures contracts to hedge against the fund's exposure to the volatility of securities prices in a particular market or to reallocate the fund's equity market exposure.

TEMPORARY INVESTMENTS

      To respond to adverse market, economic, political or other conditions, the SMALL CAP EQUITY, EQUITY, BALANCED AND FIXED INCOME FUNDS may invest in time deposits, commercial paper, certificates of deposits, short term corporate and government obligations, repurchase agreements and bankers' acceptances. To the extent that a fund engages in a temporary, defensive strategy, the fund may not achieve its investment objective.

      The INTERNATIONAL FUND may, from time to time, take temporary defensive positions that are not consistent with the fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the fund may invest without limit in high quality debt securities, and may not be pursuing its investment goal.

                                 FUND MANAGEMENT

INVESTMENT ADVISER

      Luther King Capital Management Corporation, 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102, serves as the investment adviser to the funds. The Adviser was founded in 1979 and provides investment counseling services to employee benefit plans, endowment funds, foundations, common trust funds, and high net-worth individuals. As of the date of this Prospectus, the Adviser had in excess of $6.5 billion in assets under management.

      Under an Investment Advisory Agreement ("Agreement") with the funds, the funds pay the Adviser an advisory fee set forth below under "Contractual Fee," calculated by applying a quarterly rate, equal on an annual basis to the following numbers shown as a percentage of average daily net assets for the quarter. However, until further notice, the Adviser has voluntarily agreed to waive its advisory fees and reimburse expenses to the extent necessary to keep the total operating expenses from exceeding the respective caps also shown as a percentage of average daily net assets for the quarter.

      The advisory fees for the fiscal year ended December 31, 1999, were as follows:

                    CONTRACTUAL FEE  FEE ACTUALLY         CAP
                    ---------------  ------------         ---
                                      CHARGED
                                      -------
Small Cap Equity Fund    0.75%         0.75%             1.00%
Equity Fund              0.70%         0.57%             0.80%
Balanced Fund            0.65%         0.00%             0.80%
Fixed Income Fund        0.50%         0.26%             0.65%
International Fund       1.00%         0.68%             1.20%

Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the applicable fund and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed.

      To the extent that the International Fund invests all of its investable assets in the Portfolio, the advisory fee paid to the Adviser is reduced from an annual rate of 1.00% of the fund's average daily net assets to an annual rate of 0.50% of the fund's average daily net assets. The Adviser has agreed to continue its voluntary expense limitation on the International Fund's total annual operating expenses to ensure that the fund's expenses do not exceed 1.20%.

PORTFOLIO ADVISER

      TT International, 5 Martin Lane, London, England EC4R ODP, serves as the adviser to the Portfolio. TT International was founded in 1993 and offers investment counseling services to investment companies, pension plans, trusts, charitable organizations and other institutional investors. As of the date of this Prospectus, TT International had in excess of $6.5 billion in assets under management. TT International is registered as an investment adviser under the Investment Advisers Act of 1940 and is authorized to conduct its investment business in the United Kingdom by the Investment Management Regulatory Organization Limited (IMRO). TT International also is registered as a commodity pool operator and commodity trading adviser with the Commodity Futures Trading Commission.

      Pursuant to a Management Agreement ("Management Agreement") entered into between TT International and the Master Trust on behalf of the Portfolio, the Portfolio pays TT International a fee, which is accrued daily and paid monthly, at an annual rate of 0.50% of the Portfolio's average daily net assets on an annualized basis. With respect to the International Fund, the Adviser has voluntarily agreed to waive all or a portion of its advisory fees and/or reimburse the International Fund's other expenses to limit the total annual operating expenses to 1.20%. In addition, TT International has contractually agreed that subject to certain conditions for so long as the International Fund invests all of its investable assets in the Portfolio, TT International will reimburse the International Fund's other expenses to limit the total annual operating expenses to 1.20%.

PORTFOLIO MANAGERS

      J. LUTHER KING, JR. is primarily responsible for the day-to-day management of the Small Cap Equity and Equity Funds and has been since the funds' inception. Mr. King also shares day-to-day management responsibility of the Balanced Fund and the Fixed Income Fund. Mr. King has been President, Principal and Portfolio Manager of the Adviser since 1979.

      SCOT C. HOLLMANN is primarily responsible for the day-to-day management of the Balanced Fund together with Mr. King. Mr. Hollmann has been a portfolio manager of the Adviser since 1983.

      ROBERT M. HOLT, JR. is primarily responsible for the day-to-day management of the Fixed Income Fund together with Mr. King and Joan M. Maynard. Mr. Holt has been a portfolio manager of the Adviser since 1983.

      JOAN M. MAYNARD is primarily responsible for the day-to-day management of the Fixed Income Fund. Ms. Maynard has been a Portfolio Manager of the Adviser since 1991 and employed by the Adviser since 1986.

      TT International uses a team of individuals who are primarily responsible for the day-to-day management of the International Fund. The individuals are described below.

      TIMOTHY TACCHI has been the Controlling Partner of TT International since its formation in 1993. Previously, he was the sole proprietor of TT International's predecessor firm (1988-1993), and an Investment Manager at Fidelity International Investment Advisers Ltd. (1983-1988).

      MICHAEL BULLOCK has been a Partner, Portfolio Management Country Selection, at TT International since 1999. Previously, he was employed as Group Managing Director and Chief Investment Officer at Morgan Grenfell Asset Management (1990-1998).

      NGOR PONG has been an Investment Manager at TT International since 1996. Previously, she was a Portfolio Manager at Dah Sing M&G Asset Management (1984-1996). ]

DISTRIBUTOR

      Provident Distributors, Inc., Four Falls Corporate Center, 6th Floor, West Conshocken, PA 19428, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., distributes the funds' shares.

DISTRIBUTION PLAN

      The funds have adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the funds to pay distribution and service fees for the sale and distribution of their shares and for services provided to shareholders. The distribution plan allows the funds to finance activities that promote the sale of the funds' shares such as printing prospectuses and reports and preparing and distributing advertising material and sales literature with fund assets.

      The funds have not implemented the plan and as a result they are currently neither accruing nor paying any fees under the plan. If the funds were using the plan, the fees paid under the plan could, over time, increase the cost of your investment and could cost you more than paying other types of sales charges.

                               PURCHASE OF SHARES

      You may purchase shares of each fund at the net asset value per share next determined after receipt of the purchase order. Each fund determines net asset value as of the close of normal trading of the New York Stock Exchange ("NYSE") (currently 4:00 P.M. Eastern Time) each day that the NYSE is open for business.

INITIAL INVESTMENTS

      THROUGH YOUR FINANCIAL ADVISER. You may invest in shares of a fund by contacting your financial adviser. Your financial adviser can help you open a new account and help you review your financial needs and formulate long-term investment goals and objectives. Investors may be charged a fee if they effect transactions in fund shares through a broker or agent.

      The funds have authorized certain broker-dealers to receive on their behalf purchase and redemption orders of fund shares. These broker-dealers may designate intermediaries to receive fund orders. The funds are deemed to have received purchase and redemption orders for fund shares when an authorized broker-dealer or its designee receives such orders. All such orders are executed at the next net asset value calculated after the order is received by an authorized broker-dealer or its designee.

      BY MAIL. You may open an account by completing and signing an Account Registration Form, and mailing it, together with a check ($10,000 minimum) payable to LKCM Funds.

      BY REGULAR MAIL TO:                       BY EXPRESS, REGISTERED OR CERTIFIED MAIL TO:
      ------------------                        -------------------------------------------

      LKCM Funds                                LKCM Funds

                                       18



      c/o Firstar Mutual Fund Services, LLC     c/o Firstar Mutual Fund Services, LLC
      P.O. Box 701                              615 East Michigan Street, 3rd Floor
      Milwaukee, Wisconsin  53201-0701          Milwaukee, Wisconsin  53202

      Once the fund receives and accepts your application in the mail, your payment for shares will be credited to your account at the net asset value per share of the fund next determined after receipt. If you purchase shares using a check and soon after request a redemption, LKCM will honor the redemption request at the next determined NAV, but will not mail you the proceeds until your purchase check has cleared (usually within 15 days). The funds will not accept cash, drafts or third party checks. Payment should be made by check or money order drawn on a U.S. bank, savings and loan or credit union. If your bank does not honor your check, you could be liable for any loss sustained by the funds, as well as a service charge imposed by the fund's transfer agent ("Transfer Agent") in the amount of $25.

      BY WIRE. You may purchase shares of the fund by wiring Federal funds ($10,000 minimum) to the funds' custodian. To make an initial purchase by wire, you should use the following procedures:

      o Telephone the funds at 800-688-LKCM (option 1) for instructions and to receive an account number.

      o  Instruct a Federal Reserve System member bank to wire funds to:

         Firstar Bank, N.A.
         ABA #042000013

         For credit to Firstar Mutual Fund Services, LLC
         Account #112-952-137

         For further credit to LKCM Funds
            [Name of Fund]
            [Shareholder account number]

      o Notify the funds by calling the telephone number listed above prior to 4:00 P.M. (Eastern Time) on the wire date.

      o Promptly complete and mail an Account Registration Form to the address shown above under "Initial Investments - By Mail."

      Federal fund purchases will be accepted only on a day on which the funds and the custodian are open for business. The funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

SUBSEQUENT INVESTMENTS

      BY MAIL OR WIRE. You may make additional investments at any time (minimum subsequent investment $1,000) by mailing a check payable to LKCM Funds to the address noted under "Initial Investments--By Mail." Additional investments may also be made by instructing your bank to wire monies as outlined above and notifying the applicable fund prior to 4:00 P.M. (Eastern Time) on the wire date.

      BY TELEPHONE. To make additional investments by telephone, you must check the appropriate box on your Account Registration Form authorizing telephone purchases. If you have given authorization for telephone transactions and your account has been open for at least 15 days, you may call the fund toll free at 1-800-688-LKCM to move money from your bank account to your fund account upon request. Only bank accounts held at U.S. institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. For security reasons, requests by telephone will be recorded.

AUTOMATIC INVESTMENT PROGRAM

      The Automatic Investment Program permits investors who own shares of a fund with a value of $10,000 or more to purchase shares (minimum of $100 per transaction) at regular intervals selected by the investor. To establish the Automatic Investment Program, an investor must complete the appropriate sections of the Account Registration Form. For additional information on the Automatic Investment Program, please call 1-800-688-LKCM.

RETIREMENT PLANS

      The funds make available Individual Retirement Accounts ("IRAs"), including Simplified Employee Pension Plans, traditional IRAs, Roth IRAs and IRA "Rollover Accounts," offered by Firstar Mutual Fund Services, LLC. Detailed information on these plans is available from the funds by calling the funds at 800-688-LKCM (option 1). Investors should consult with their own tax advisers before establishing a retirement plan.

OTHER PURCHASE INFORMATION

      Each fund reserves the right, in its sole discretion, to suspend the offering of its shares, to reject any purchase order, or to waive any minimum investment requirements when, in the judgment of management, such action is in the best interests of the fund.

      Purchases of each fund's shares will be made in full and fractional shares of the fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares will not be issued, however.

                              REDEMPTION OF SHARES

      You may redeem shares of the funds by mail or, if authorized, by telephone or wire. The funds do not charge a fee for making redemptions, except with respect to wire redemptions.

      BY MAIL. You may redeem your shares by mailing a written request to:

      LKCM Funds

      c/o Firstar Mutual Fund Services, LLC
      P.O. Box 701
      Milwaukee, WI  53201-0701

      After your request is in "good order" the fund will redeem your shares at the next NAV. To be in "good order," redemption requests must include the following documentation:

      (a)  The share certificates, if issued;

      (b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

      (c)  Any required signature guarantees; and

      (d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans, and other organizations.

      SIGNATURE GUARANTEES. To protect your account, the funds and Firstar Mutual Fund Services, LLC from fraud, signature guarantees are required to enable the funds to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) or the registered address, (2) share transfer requests, and (3) any redemption request if a change of address request has been received by the funds' Transfer Agent within the last 15 days. Please contact the funds at 800-688-LKCM (option 1) for further details.

      BY TELEPHONE OR WIRE. If you indicated on your Account Registration Form, or have subsequently arranged in writing to do so, you may redeem shares by calling the funds and requesting that the redemption proceeds be mailed to the primary registration address or wired directly to your bank. The funds' Transfer Agent imposes a $12.00 fee for each wire redemption, which is deducted from the proceeds of the redemption. The redemption proceeds will be paid to the same bank and account as designated on the Account Registration Form or in written instructions subsequently received by the funds. No telephone redemptions may be made within 15 days of any address change.

      If you would like to arrange for redemption by wire or telephone or change the bank or account designated to receive redemption proceeds, you must send a written request to the funds at the address listed above under "Redemption of Shares--By Mail." The investor must sign such requests, with signatures guaranteed. Further documentation may be requested.

      The funds reserve the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares by wire or telephone may be modified or terminated at any time. The funds and the Transfer Agent will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration. To the extent that the funds fail to use reasonable procedures as a basis for their belief, they may be liable for instructions that prove to be fraudulent or unauthorized.

      OTHER REDEMPTION INFORMATION. Payment of the redemption proceeds will be made within seven days after receipt of a redemption request in "good order." Redemption proceeds for shares of the funds purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days. Such funds are invested and earn dividends during this holding period. Shareholders can avoid this delay by utilizing the wire purchase option.

      Due to the relatively high cost of maintaining small accounts, the funds reserve the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $1,000. You will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of the account up to at least $1,000.

      The funds may suspend the right of redemption or postpone the date at times when the NYSE is closed (other than customary weekend and holiday closings) or under any emergency circumstances as determined by the SEC.

      The funds have reserved the right to redeem in kind (i.e., in securities) any redemption request during any 90-day period in excess of the lesser of: (i) $250,000 or (ii) 1% of a fund's net asset value being redeemed.

TRANSFER OF REGISTRATION

      The registration of fund shares may be transferred by writing to LKCM Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53202-0701. As in the case of redemptions, the written request must be received in "good order."

                               VALUATION OF SHARES

      Net asset value per share is computed by dividing the total value of the investments and other assets of a fund, less any liabilities, by the total outstanding shares of the fund. The net asset value per share is determined as of the close of normal trading on the NYSE (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. Net asset value is not determined on days the NYSE is closed. The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order is received by the fund. A fund's net asset value may not be calculated on days during which the fund receives no orders to purchase shares and no shares are tendered for redemption. Because the International Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the International Fund does not price its shares, the net asset value of the International Fund may change on days when shareholders will not be able to purchase or redeem shares of the International Fund. In determining net asset value, expenses are accrued and applied daily and investments for which market values are readily available are valued at market value.

                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

      The Small Cap Equity, Equity and International Funds intend to declare and pay income dividends at least on an annual basis. The Balanced and Fixed Income Funds intend to declare and pay income dividends on a quarterly basis. The funds intend to distribute net capital gains and net gains from foreign currency transactions, if any, on an annual basis in December. The funds may make an additional distribution if necessary, to avoid income or excise taxes. Dividends and other distributions, if any, will automatically be paid in additional shares of the funds unless the shareholder elects otherwise. Such election must be made in writing to the funds.

TAXES

      GENERAL. Dividends, whether paid in cash or reinvested in additional shares, from net investment income, net realized short-term capital gains and net gains from certain foreign currency transactions, if any, will be taxable to shareholders as ordinary income (unless a shareholder is exempt from income tax or entitled to a tax deferral). Distributions of net realized long-term capital gains in excess of net realized short-term capital losses, whether paid in cash, reinvested in additional shares or retained by the fund, will be taxable as long-term capital gain. The classification of a capital gain distribution (and the applicable tax rate) is determined by the length of time that a fund has held the securities that generated the gain and not the length of time you have held shares in the fund. Shareholders are notified annually as to the federal tax status of dividends and other distributions paid by the funds.

      Any dividends and other distributions declared by a fund in the months of November or December to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by those shareholders on December 31 if the distributions are paid before February 1 of the following year. If you purchase shares of a fund shortly before a distribution, you will be subject to income tax on the distribution, even though the value of your investment (plus cash received, if any) remains the same.

      When a shareholder redeems shares of a fund, the redemption may result in a taxable gain or loss, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the shares. In addition, if fund shares are bought within 30 days before or after selling other fund shares at a loss, all or a portion of the loss will be deferred and will increase the basis of the newly purchased shares. Capital gain on redeemed shares held for more than one year will be long-term capital gain.

      Each fund is required by federal law to withhold 31% of reportable payments (which includes dividends, capital gain distributions, and redemption proceeds) payable to individuals and certain other non-corporate shareholders who have not complied with certain federal tax law requirements. To avoid this withholding, you must certify on the Account Registration Form that your Social Security or other taxpayer identification number provided is correct and that you are not currently subject to back-up withholding or that you are exempt from back-up withholding.

      Dividends and other distributions declared by each fund, as well as redemption proceeds of shares, may also be subject to state and local taxes.

      The foregoing summarizes some of the important income tax considerations generally affecting each fund and its shareholders. Potential investors in the funds should consult their tax advisers with specific reference to their own tax situation.

                             MASTER-FEEDER STRUCTURE

      Under a master-feeder structure, the functions of a traditional mutual fund are divided into two parts - a master fund and one or more feeder funds. The master fund performs the portfolio management, fund accounting and custodial functions. The feeder fund performs the distribution, shareholder servicing and transfer agent functions. With respect to the INTERNATIONAL FUND, the International Fund is a "feeder" fund that invests all of its investable assets in a "master" fund with the same investment objective. The "master" fund purchases securities for investment. The master-feeder structure works as follows:

                              -------------------
                                    Investor
                              -------------------
                                           PURCHASES SHARES OF

                              -------------------
                                   Feeder Fund
                              -------------------
                                           WHICH INVESTS IN

                              -------------------
                                   Master Fund
                              -------------------
                                           WHICH BUYS

                              -------------------
                                   Investment
                                   Securities
                              -------------------

      The International Fund can withdraw its investment in the Portfolio at any time if the Board determines that it is in the best interest of the International Fund and its shareholders to do so. If this happens, the fund's assets will be invested according to the investment policies and restrictions described in this Prospectus.

                              FINANCIAL HIGHLIGHTS

      The financial highlights tables set forth below are intended to help you understand the funds' financial performance for their periods of operations. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). The 1999 information has been audited by PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, are included in the funds' annual report, which is available upon request. The information for periods prior to 1999 has been audited by other independent accountants who expressed an unqualified opinion on such financial highlights. The information for the six-month period ended June 30, 2000 is unaudited.

SMALL CAP EQUITY FUND

                              Six-Month    Year     Year      Year     Year     May 1,   July 14,
                                Period    ended     ended    ended     ended    1995 to  1994 (1)
                                ended    December December  December December  December  to April
                               June 30,    31,       31,      31,       31,       31,       30,
                                 2000      1999     1998      1997     1996     1995(2)   1995(2)
                                 ----      ----     ----      ----     ----     ----      ----
                              (Unaudited)
Net Asset Value - Beginning of
Period                          $18.08    $15.72   $16.89    $16.20   $13.84    $11.48    $10.00
                                ------    ------   ------    ------   ------    ------    ------

Net investment income            0.02      0.03     0.05      0.02     0.05      0.03      0.04

Net realized gain (loss) and
unrealized appreciation
(depreciation)                   1.13      2.61    (1.10)     3.38     3.26      2.33      1.44
                                 ----      ----    ------     ----     ----      ----      ----

Total from investment operations
                                 1.15      2.64    (1.05)     3.40     3.31      2.36      1.48
                                 ----      ----    ------     ----     ----      ----      ----
Dividends from net investment
income                           ---_     (0.03)   (0.07)    (0.07)   (0.07)      --        --
                                 ----                                             --
Distributions from net realized
gain from investment
transactions
                                _--__     (0.25)   (0.05)    (2.64)   (0.88)      --        --
                                -----     ------   ------    ------   ------      --

Total distributions             _--__     (0.28)   (0.12)    (2.71)   (0.95)      --        --
                                -----     ------   ------    ------   ------      --

Net Asset Value - End of Period $19.23    $18.08   $15.72    $16.89   $16.20    $13.84    $11.48
                                ======    ======    =====     =====    =====     =====     =====

     TOTAL RETURN              6.36%(3)   16.83%   (6.26)%   23.07%   25.67%    20.56%(3) 14.80%(3)

Ratios and Supplemental Data:

Net assets, end of period      $204,721  $230,164 $284,018  $274,787 $199,088  $121,430   $66,736
(thousands)

Ratio of expenses to average
net assets:                    0.93%(4)   0.90%     0.91%    0.95%     1.00%   1.00% (4) 1.00% (4)

Ratio of net investment income
to average net assets:         0.15%(4)   0.16%     0.35%    0.22%     0.39%   0.53% (4) 1.15% (4)

Portfolio turnover rate          37%       48%       35%      34%       66%       57%       53%

(1) Commencement of Operations.
(2) Effective  April 30, 1995,  the fund changed its fiscal year end to December
    31.
(3) Not Annualized.
(4) Annualized.

EQUITY FUND

                                      Six-Month     Year       Year      Year    January 3,
                                       Period      ended      ended      ended    1996 (1)
                                        ended     December   December  December      to
                                      June 30,      31,        31,        31,     December 31
                                        2000        1999       1998      1997       1996
                                        ----        ----       ----      ----       ----
                                     (Unaudited)
Net Asset Value - Beginning of Period  $14.91      $14.39     $13.18    $11.70     $10.00
                                       ------      ------     ------    ------     ------
Net investment income                   0.32      0.10(2)      0.10      0.10       0.15

Net realized gain and unrealized        0.03        2.97       1.63      2.52       1.55
appreciation                            ----        ----       ----      ----       ----

Total from investment operations        0.35        3.07       1.73      2.62       1.70
                                        ----        ----       ----      ----       ----

Dividends from net investment income    _--__      (0.15)     (0.10)    (0.25)       --
                                        -----                                        --

Distributions from net realized gain
from investment transactions            _--__      (2.40)     (0.42)    (0.89)       --
                                        -----      ------     ------    ------       --

Total distributions                     _--__      (2.55)     (0.52)    (1.14)       --
                                        -----      ------     ------    ------       --

Net Asset Value - End of Period        $15.26      $14.91     $14.39    $13.18     $11.70
                                       ======      ======     ======    ======     ======
Total Return                          2.35%(3)     23.07%     13.11%    23.57%   17.00% (3)

Ratios and Supplemental Data:

Net assets, end of period (thousands)  $25,995    $27,492    $41,069    $52,392    $34,608

Ratio of expenses to average net
 assets:

Before expense waiver and/or          1.07%(4)     0.93%      1.02%      1.16%    1.32% (4)
reimbursement

After expense waiver and/or           0.80%(4)     0.80%      0.80%      0.80%    0.80% (4)
reimbursement

Ratio of net investment income to
average net assets:

Before waiver and/or expense          3.92%(4)     0.56%      0.49%      0.57%    0.98% (4)
reimbursement

After expense waiver and/or           4.19%(4)     0.69%      0.71%      0.93%    1.50% (4)
reimbursement

Portfolio turnover rate                  32%        59%        45%        48%        79%


(1) Commencement of Operations.
(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3) Not Annualized.
(4) Annualized.

                                                               FIXED       FIXED      FIXED
                            BALANCED   BALANCED   BALANCED     INCOME     INCOME     INCOME
                              FUND       FUND       FUND        FUND       FUND       FUND
                           Six-Month     Year       Year     Six-Month     Year       Year
                           Period       Ended       Ended    Period        Ended      Ended
                             Ended     DECEMBER   DECEMBER     Ended     DECEMBER   DECEMBER
                                       --------   --------               --------   --------
                              JUNE       31,         31,        JUNE        31,        31,
                              ----       ---         ---        ----        ---        ---
                              30,        1999       1998        30,        1999       1998
                              ---        ----       ----        ---        ----       ----
                              2000                              2000
                              ----                              ----
                           (UNAUDITED)                       (UNAUDITED)

Net Asset Value -
Beginning of Period          $12.30     $11.05     $10.00      $9.69      $10.25     $10.00
                             ------     ------     ------      -----      ------     ------
Net investment income         0.13       0.22       0.22        0.27       0.52      0.54(1)

Net realized gain (loss)
and unrealized appreciation
(depreciation)               (0.25)      1.26       1.05        0.02      (0.55)      0.17
                             ------      ----       ----        ----      ------      ----

Total from investment
operations                   (0.12)      1.48       1.27        0.29      (0.03)      0.71
                             ------      ----       ----        ----      ------      ----

Dividends from net
investment income            (0.13)     (0.22)     (0.22)      (0.27)     (0.52)     (0.46)

Distributions from net
realized gain from
investment transactions      _--__      (0.01)       --        _--__      (0.01)       --
                             -----      ------       --        -----      ------       --

Total distributions          (0.13)     (0.23)     (0.22)      (0.27)     (0.53)     (0.46)
                             ------     ------     ------      ------     ------     ------
Net Asset Value - End of
Period                       $12.05     $12.30     $11.05      $9.71       $9.69     $10.25
                             ======     ======     ======      =====       =====     ======
Total Return                0.97%(2)    13.53%     12.84%     3.05%(2)    (0.34)%     7.27%

Ratios and Supplemental
Data:

Net assets, end of period
(thousands)                  $7,001     $6,851     $3,639     $30,189     $26,016    $14,557

Ratio of expenses to
average net assets:

Before expense waiver       1.78%(3)    1.95%       4.59%     0.85%(3)     0.89%      1.28%
and/or reimbursement

After expense waiver        0.80%(3)    0.80%       0.80%     0.65%(3)     0.65%      0.65%
and/or reimbursement

Ratio of net investment
income (loss) to average
net assets:

Before expense waiver       1.20%(3)    0.81%      (1.38)%    5.65%(3)     5.34%      4.66%
and/or reimbursement

After expense waiver        2.18%(3)    1.96%       2.41%     5.85%(3)     5.58%      5.29%
and/or reimbursement

Portfolio turnover rate       38%        47%         39%        19%         68%        82%


(1) Net investment income per share represents net investment income divided by the average shares outstanding through the year.

(2) Not Annualized.

(3) Annualized.

INTERNATIONAL FUND

                                  Six-Month Period
                                       Ended            Year Ended        Year Ended
                                   JUNE 30, 2000    DECEMBER 31, 1999   DECEMBER 31, 1998
                                   -------------    -----------------   -----------------
                                    (UNAUDITED)
                                    -----------
Net Asset Value - Beginning of
Period                                 $15.44             $11.01            $10.00
                                       ------             ------            ------

Net investment income                 0.05 (1)             0.00            0.04 (2)

Net realized gain (loss) and
unrealized appreciation
(depreciation)                         (0.20)              4.70              0.97
                                       ------              ----              ----

Total from investment operations       (0.15)              4.70              1.01
                                       ------              ----              ----
Distributions from net realized
gain from investment transactions      _--__              (0.27)              --
                                        --                ------              --

Net Asset Value - End of Period        $15.29             $15.44            $11.01
                                       ======             ======            ======
Total Return                        (0.97)% (3)           42.71%            10.10%

Ratios and Supplemental Data:
Net assets, end of period
(thousands)                          $103,096           $83,892           $56,985

Ratio of expenses to average
net assets:

Before expense waiver and/or         1.45% (4)            1.52%             1.40%
reimbursement

After expense waiver and/or          1.20% (4)            1.20%             1.20%
reimbursement

Ratio of net investment income
to average net assets:

Before expense waiver and/or          0.43%(4)           (0.28)%            0.34%
reimbursement

After expense waiver and/or           0.68%(4)            0.04%             0.54%
reimbursement

Portfolio turnover rate                 142%               205%              196%


     (1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

     (2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.

     (3) Not Annualized.

     (4) Annualized.

LKCM FUNDS


FOR MORE INFORMATION
YOU MAY OBTAIN THE  FOLLOWING  AND OTHER  INFORMATION  ON THE LKCM FUNDS FREE OF
CHARGE:

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The annual and semi-annual reports provide the funds' most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) DATED SEPTEMBER 29, 2000
The SAI is incorporated into this prospectus by reference (i.e., legally made a part of this prospectus). The SAI provides more details about the funds' policies and management.

TO RECEIVE ANY OF THESE DOCUMENTS OR MAKE INQUIRIES TO THE FUNDS:
----------------------------------------------------------------

BY TELEPHONE:
1-800-688-LKCM

BY MAIL:
LKCM Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

ON THE INTERNET:

Text only versions of fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at: http://www.sec.gov
                                              ------------------

FROM THE SEC:
You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the funds, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section
Securities and Exchange Commission
Washington, D.C.  20549-0102

publicinfo@sec.gov
1-202-942-8090



Investment Company Act File # 811-8352